Exhibit 10.5
MEXORO MINERALS LTD.
WARRANT
THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). THERE HAS BEEN NO REGISTRATION UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE RESOLD ABSENT REGISTRATION UNDER THE APPLICABLE SECURITIES LAWS OR AN EXEMPTION THEREFROM, THE SECURITIES WILL HAVE A LEGEND ON THEM TO THIS EFFECT. THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED UPON AN EXEMPTION FROM SECURITIES REGISTRATION PURSUANT TO SECTION 4(2) AND/OR RULE 506 OF THE REGULATION D (“REGULATION D”) AS PROMULGATED BY THE SEC UNDER THE 1933 ACT.
THESE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID
AT 5 P.M. (PACIFIC STANDARD TIME) ON DECEMBER  _____, 2011.
SHARE PURCHASE WARRANTS TO PURCHASE COMMON SHARES
OF
MEXORO MINERALS, LTD.
THIS IS TO CERTIFY THAT Mario Ayub (the “Holder”), has the right to purchase, upon and subject to the terms and conditions hereinafter referred to, up to 193,333 fully paid and non-assessable common shares (the “Shares”) of Mexoro Minerals, Ltd. (hereinafter called the “Company”) on or before 5 p.m. (Pacific Standard Time) on December  _____, 2011 (the “Expiry Date”) at a price per share of U.S. $0.50 (the “Exercise Price”) on the terms and conditions attached hereto as Appendix A (the “Terms and Conditions”).
1.	ONE (1) WARRANT AND THE EXERCISE PRICE ARE REQUIRED TO PURCHASE ONE SHARE. THIS CERTIFICATE REPRESENTS 193,333 WARRANTS.

2.	These Warrants are issued subject to the Terms and Conditions, and the Warrant Holder may exercise the right to purchase Shares only in accordance with those Terms and Conditions. The Warrant shall expire twenty-four months (24) months after the date hereof and shall be exercisable at $0.50 per share of Common Stock for a period of one year, commencing one year after the date hereof. In other words, the term of the Warrant is two years and they are not exercisable for the first twelve months after the date hereof.

3.	Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder hereof or any other person to subscribe for or purchase any Shares at any time subsequent to the Expiry Date, and from and after such time, this Warrant and all rights hereunder will be void and of no value.

IN WITNESS WHEREOF, the Company has executed this Warrant Certificate this _____ day of December, 2009.

MEXORO MINERALS, LTD.
Per:
Authorized Signatory

APPENDIX A
TERMS AND CONDITIONS dated December  _____, 2009, attached to the non-transferable Warrants issued by Mexoro Minerals, Ltd.
SECTION 1 INTERPRETATION
1.1 Definitions
In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:
(a)	“Company” means Mexoro Minerals, Ltd. until a successor corporation will have become such as a result of consolidation, amalgamation or merger with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation and thereafter “Company” will mean such successor corporation.

(b)	“Company’s Auditors” means an independent firm of accountants duly appointed as auditors of the Company.

(c)	“Director” means a director of the Company for the time being, and reference, without more, to action by the directors means action by the directors of the Company as a Board, or whenever duly empowered, action by an executive committee of the Board.

(d)	“herein,” “hereby” and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression “Article” and “Section,” followed by a number refer to the specified Article or Section of these Terms and Conditions.

(e)	“person” means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning.

(f)	“Shares” means the common shares of the Company as constituted at the date hereof and any shares resulting from any subdivision or consolidation of the shares.

(g)	“Warrant Holders” or “Holders” means the holders of the Warrants.

(h)	“Warrants” means the warrants of the Company issued and presently authorized and for the time being outstanding.

1.2 Gender
Words importing the singular number include the plural and vice versa, and words importing the masculine gender include the feminine and neuter genders.
1.3 Interpretation not affected by Headings
The division of these Terms and Conditions into Articles and Sections, and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.
1.4 Applicable Law
The rights and restrictions attached to the Warrant shall be construed in accordance with the laws of the State of New York, U.S.A. The Holder, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably agrees to the jurisdiction of the courts of the State of New York, U.S.A.
1.5 Additional Issuances of Securities
The Company may at any time and from time to time do further equity or debt financing and may issue additional Shares, Warrants, convertible securities, stock options or other similar rights to purchase its capital stock.
SECTION 2 ISSUE OF WARRANTS
2.1 Issue in Substitution for Lost Warrants
(a)	In case a Warrant becomes mutilated, lost, destroyed or stolen, the Company, at its discretion, may issue and deliver a new Warrant of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant and the substituted Warrant will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

(b)	The applicant for the issue of a new Warrant pursuant hereto will bear the cost of the issue thereof and in case of loss, destruction or theft furnish to the Company such evidence of ownership and of loss, destruction, or theft of the Warrant so lost, destroyed or stolen as will be satisfactory to the Company in its discretion and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.

2.2 Warrant Holder Not a Shareholder
The holding of a Warrant will not constitute the Holder thereof as a shareholder of the Company, nor entitle him to any right or interest in respect thereof except as the Warrant expressly provided.
SECTION 3 NOTICE
3.1 Notice to Warrant Holders
Any notice required or permitted to be given to the Holders will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Holder appearing on the Holder’s Warrant or to such other address as any Holder may specify by notice in writing to the Company, and any such notice will be deemed to have been given and received by the Holder to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time of mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.
3.2 Notice to the Company
Any notice required or permitted to be given to the Company will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Holder, and any such notice will be deemed to have been given and received by the Company to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time of mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered:
Mexoro Minerals, Ltd.
Mountain View Center
12303 Airport Way
Suite 200
Broomfield, CO 80021
Attention: George Young, President
Fax:
with a copy, which shall not constitute notice, to:

DLA Piper US LLP
4365 Executive Drive, Suite 1100
San Diego, CA 92121-2133
Attention: Jeffrey C. Thacker
Fax: +1 (858) 638-5128
SECTION 4 EXERCISE OF WARRANTS
4.1 Method of Exercise of Warrants
The right to purchase Shares conferred by the Warrants may be exercised by the Holder surrendering the Warrant Certificate representing same, with a duly completed and executed subscription in the form attached hereto and a bank draft or certified cheque payable to the Company for the aggregate purchase price applicable at the time of surrender in respect of the shares subscribed for in lawful money of the United States of America, to the Company at the address set forth herein.
4.2 Effect of Exercise of Warrants
(a)	Upon surrender and payment as aforesaid, the Shares so subscribed for will be deemed to have been issued and such person or persons will be deemed to have become the Holder or Holders of record of such shares on the date of such surrender and payment, and such shares will be issued at the subscription price in effect on the date of such surrender and payment.

(b)	Within three business days after surrender and payment as aforesaid, the Company will forthwith cause to be delivered to the person or persons in whose name or names the Shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of Shares not exceeding those which the Warrant Holder is entitled to purchase pursuant to the Warrant surrendered.
4.3 Limitation on Exercise of Warrants
The Warrant shall expire twenty-four months (24) months after the date hereof and shall be exercisable at $0.50 per Share for a period of one year, commencing one year after the date hereof. In other words, the term of the Warrants is two years and they are not exercisable for the first twelve months after the date hereof.
4.4 Subscription for Less Than Entitlement
The Holder of any Warrant may subscribe for and purchase a number of shares less than the number which he is entitled to purchase pursuant to the surrendered Warrant. In the event of any purchase of a number of shares less than the number which can be purchased pursuant to a Warrant, the Holder thereof upon exercise thereof will in addition be entitled to receive a new Warrant in respect of the balance of the shares which he was entitled to purchase pursuant to the surrendered Warrant and which were not then purchased.
4.5 Warrants for Fractions of Shares
To the extent that the Holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the Holder to receive a whole number of such shares.
4.6 Expiration of Warrants
After the expiration of the period within which a Warrant is exercisable, all rights thereunder will wholly cease and terminate and such Warrant will be void and of no effect.
4.7 Time of Essence
Time will be of the essence hereof.
4.8 Subscription Price
Each Warrant is exercisable at a price per share (the “Exercise Price”) of U.S. $0.50. One (1) Warrant and the Exercise Price are required to subscribe for each share during the term of the Warrants.
4.9 Adjustment of Exercise Price
The Exercise Price and the number of shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event and in the manner following:
(a)	If and whenever the shares at any time outstanding are subdivided into a greater or consolidated into a lesser number of shares the Exercise Price will be decreased or increased proportionately as the case may be; upon any such subdivision or consolidation, the number of shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be.

(b)	In case of any capital reorganization or of any reclassification of the capital of the Company or in the case of the consolidation, merger or amalgamation of the Company with or into any other Company (hereinafter collectively referred to as a “Reorganization”), each Warrant will, after such Reorganization, confer the right to purchase the number of shares or other securities of the Company (or of the Company’s resulting from such Reorganization) which the Warrant Holder would have been entitled to upon Reorganization if the Warrant Holder had been a shareholder at the time of such Reorganization.

(c)	In any such case, if necessary, appropriate adjustments will be made in the application of the provisions of this Article Four relating to the rights and interest thereafter of the Holders of the Warrants so that the provisions of this Article Four will be made applicable as nearly as reasonably possible to any shares or other securities deliverable after the Reorganization on the exercise of the Warrants.

(d)	The subdivision or consolidation of shares at any time outstanding into a greater or lesser number of shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this clause.

(e)	The adjustments provided for in this Section are cumulative and will become effective immediately after the record date or, if no record date is fixed, the effective date of the event which results in such adjustments.
4.10 Determination of Adjustments
If any questions will at any time arise with respect to the Exercise Price or any adjustment provided for in the “Adjustment of Exercise Price” section above, such questions will be conclusively determined by the Company’s Auditors, or, if they decline to so act, any other firm of certified public accountants in the U.S. that the Company may designate and who will have access to all appropriate records, and such determination will be binding upon the Company and the Holders of the Warrants.
SECTION 5 WAIVER OF CERTAIN RIGHTS
5.1 Immunity of Shareholders, etc.
The Warrant Holder, as part of the consideration for the issue of the Warrants, waives and will not have any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, Director or officer (as such) of the Company for the issue of shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Company herein contained or in the Warrant.
5.2 Legends
The Subscriber hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares issued upon exercise hereof will bear appropriate legends required by law, including:
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THERE HAS BEEN NO REGISTRATION UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD TRANSFERRED OR ASSIGNED IN THE

ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.
SECTION 6 MODIFICATION OF TERMS, ETC.
6.1 Modification of Terms and Conditions for Certain Purposes
From time to time the Company may, subject to the provisions of these presents, and it shall, when so directed by these presents, modify the terms and conditions hereof, for any one or more of any of the following purposes:
(a)	making such provisions not inconsistent herewith as may be necessary or desirable with respect to matters or questions arising hereunder or for the purpose of obtaining a listing or quotation of the Warrants on any stock exchange or quotation system;

(b)	adding to or altering the provisions hereof in respect of the registration and transfer of Warrants; making provisions for the exchange of Warrants of different denominations; and making any modification in the form of the Warrants which does not affect the substance thereof;

(c)	for any other purpose not inconsistent with the terms hereof, including the correction or recertification of any ambiguities, defective provisions, errors or omissions herein; and

(d)	to evidence any successions of any corporation and the assumption of any successor of the covenants of the Company herein and in the Warrants contained as provided herein.
6.2 Warrants Not Transferable
The Warrant and all rights attached to it are not transferable.
6.3 Covenants of the Company
The Company will reserve and there will remain unissued out of its authorized capital stock a sufficient number of Shares to satisfy the rights of purchase provided for in the Warrants should the holders of all the Warrants from time to time outstanding determine to exercise such rights in respect of all Shares why they are or may be entitled to purchase pursuant thereto.

DATED as of the date first above written in these Terms and Conditions.

MEXORO Minerals, Ltd.
Per:
Authorized Signatory